Exhibit 10.1(4)

EXECUTION COPY

AMENDMENT NO. 4
TO THE
UPS RETIREMENT PLAN
AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2010

WHEREAS, United Parcel Service of America, Inc. (“UPS”) and its affiliated corporations established the UPS Retirement Plan (“Plan”) for the benefit of its employees, in order to provide benefits to those employees upon their retirement, disability, or death, effective as of September 1, 1961; and
WHEREAS, the Plan, as adopted and amended from time to time, was most recently amended and restated in its entirety, effective as of January 1, 2010; and
WHEREAS, the Plan was most recently amended by Amendment No. 4; and
WHEREAS, UPS desires to amend the Plan to provide for the mandatory lump sum distribution of accrued benefits with an actuarial equivalent present value that does not exceed $5,000 and for the automatic rollover of such distributions if the participant, surviving spouse, domestic partner or alternate payee, as applicable, does not elect otherwise.
NOW THEREFORE, pursuant to the authority vested in the Board of Directors by Section 7.1 of the Plan, the Plan is hereby amended, as follows:
1.    Section 5.4(e), Cash-Out Benefits, is hereby amended, effective December 1, 2012, to read as follows:

(e)    Cash-Out of Benefits. Notwithstanding any other provisions of this Plan, effective March 1, 2005 to November 30, 2012, if following a Participant's termination of employment with the Employer Company and all Related Employers the Present Value of his entire vested benefit does not exceed $1,000, the Committee shall, in lieu of such benefit, pay to the Participant, without his consent, such Present Value in a lump sum.
Effective December 1, 2012, if following a Participant's termination of employment with the Employer Company and all Related Employers and his receipt of the notice described in Code § 402(f), the Present Value of his entire vested benefit does not exceed $5,000, the Committee shall, in lieu of such benefit, pay, without his consent, such Present Value in a lump sum. If such Participant does not elect to have such lump sum payment paid directly to an eligible retirement plan in a direct rollover or to receive such lump sum payment directly, the Committee shall pay the lump sum payment in a direct rollover to an individual retirement account designated by the Committee.
In the case of a Participant who terminates employment prior to earning a vested benefit hereunder, said benefit shall be deemed to be distributed immediately following such termination of employment. In the event such nonvested Participant is reemployed, his Benefit Service shall be restored in accordance with the rules set forth in the definition of such term.

2.    The next to last sentence of Section 5.4(f), Repayment of Cash-Out, is hereby amended to read as follows:
Such repayment must be made no later than the earlier of: (1) five years after the Participant's first re-employment date with the Employer Company following the cash-out distribution; or (2) the last day of the first Break in Service period ending after the cash-out distribution. A Break in Service period is a period of 6 consecutive Plan Years in which the Participant incurs a Break in Service.
3.    Section 5.6(e), Present Value Less than $1,000, is hereby amended, effective December 1, 2012, to read as follows:
(e)    Present Value of $5,000 or Less. Effective December 1, 2012, in lieu of the Preretirement Survivor Annuity attributable to the Final Average Compensation Formula and Pre-2006 Motor Cargo Formula, before the first payment with respect to such benefit, the Committee shall pay a lump sum to the surviving Spouse or Domestic Partner in accordance with Section 5.4(e). Similar lump sum payment provisions shall apply to alternate payees.
4.    Section 4.11 of Benefit Schedule I for Independent Pilots Association is hereby amended, effective December 1, 2012, to read as follows:
SECTION 4.11. - Lump Sum Payment. Notwithstanding any contrary provision, effective January 1, 2008 to November 30, 2012, if the Present Value of the Retirement Benefit payable to a Participant or the Present Value of the survivor benefit payable to a Participant's surviving spouse under Section 4.8 of the main text of this Appendix M is less than $1,000, payment of such Present Value shall be made in a lump sum as soon as administratively practicable following the Participant's separation from service with the Employer and all Related Employers, without the Participant's, or if the Participant is deceased, the surviving spouse's, consent, in lieu of all other benefits under the Plan. If the Present Value of such benefit is at least $1,000 but not greater than $3,500, the Committee may pay such Present Value to the Participant or if the Participant is deceased, to the surviving spouse, in a lump sum in lieu of all other benefits under the Plan with the consent of the Participant or the surviving spouse, following the Participant's separation from service with the Employer and all Related Employers or, in the case of a survivor benefit, the Participant's death.
Effective December 1, 2012, notwithstanding any contrary provision, if the Present Value of the Retirement Benefit payable to a Participant, an alternate payee or the survivor benefit payable to a Participant's surviving spouse under Section 4.8 of the main text of this Appendix M does not exceed $5,000, payment of such Present Value shall be made in a lump sum as soon as administratively practicable following the Participant's separation from service with the Employer and all Related Employers, or in the case of a benefit payable to a surviving spouse or alternate payee, as soon as practicable after such benefit becomes payable, without the consent of the Participant, the surviving spouse, or the alternate payee, as applicable, in lieu of all other benefits under the Plan.
If the Present Value of a Participant's nonforfeitable Retirement Benefit under this Plan is zero as of the date the Participant separates from service with the Employer and all Related Employers, such Participant shall be deemed to have received a distribution of such nonforfeitable benefit when the Participant separates from service.
If the Participant's Retirement Benefit is cashed out pursuant to this Section 4.11, service with respect to which the distribution of the Present Value was made shall be disregarded for purposes of the Plan, provided, however, that such service shall be counted in determining the Employee's Vesting Years and years of Service Credit if, upon reemployment, the distribution is repaid by the Employee to the Trust Fund, together with interest at 5% or such other rate as may in the future be established or otherwise made effective by regulation or administration action implementing ERISA §§ 204(c)(2)(C) and 204(e).
5.    Section 4.10 of Benefit Schedule II for Independent Pilots Association is hereby amended, effective December 1, 2012, to read as follows:
SECTION 4.10. - Lump Sum Payment. Notwithstanding any contrary provision, effective January 1, 2008 to November 30, 2012, if the Present Value of the Retirement Benefit payable to a Participant or the Present Value of the survivor benefit payable to a Participant's surviving spouse under Section 4.8 of the main text of this Appendix M is less than $1,000, payment of such Present Value shall be made in a lump sum as soon as administratively practicable following the Participant's separation from service with the Employer and all Related Employers, without the Participant's, or if the Participant is deceased, the surviving spouse's, consent, in lieu of all other benefits under the Plan. If the Present Value of such benefit is at least $1,000 but not greater than $3,500, the Committee may pay such Present Value to the Participant or if the Participant is deceased, to the surviving spouse, in a lump sum in lieu of all other benefits under the Plan with the consent of the Participant or the surviving spouse, following the Participant's separation from service with the Employer and all Related Employers or, in the case of a survivor benefit, the Participant's death.
Effective December 1, 2012, notwithstanding any contrary provision, if the Present Value of the Retirement Benefit payable to a Participant, an alternate payee or the survivor benefit payable to a Participant's surviving spouse under Section 4.8 of the main text of this Appendix M does not exceed $5,000, payment of such Present Value shall be made in a lump sum as soon as administratively practicable following the Participant's separation from service with the Employer and all Related Employers, or in the case of a benefit payable to a surviving spouse or alternate payee, as soon as practicable after such benefit becomes payable, without the consent of the Participant, the surviving spouse, or the alternate payee, as applicable, in lieu of all other benefits under the Plan.
If the Present Value of a Participant's nonforfeitable Retirement Benefit under this Plan is zero as of the date the Participant separates from service with the Employer and all Related Employers, such Participant shall be deemed to have received a distribution of such nonforfeitable benefit when the Participant separates from service.
If the Participant's Retirement Benefit is cashed out pursuant to this Section 4.11, service with respect to which the distribution of the Present Value was made shall be disregarded for purposes of the Plan, provided, however, that such service shall be counted in determining the Employee's Vesting Years and years of Service Credit if, upon reemployment, the distribution is repaid by the Employee to the Trust Fund, together with interest at 5% or such other rate as may in the future be established or otherwise made effective by regulation or administration action implementing ERISA §§ 204(c)(2)(C) and 204(e).
6.    Except as amended by this Amendment No. 4, the Plan as in effect immediately prior to the date of this Amendment shall remain in full force and effect.

IN WITNESS WHEREOF, the undersigned certify that United Parcel Service of America, Inc. based upon action by the Board of Directors on October 22, 2012 has caused this Amendment No. 4 to be adopted.

ATTEST:	UNITED PARCEL SERVICE OF AMERICA, INC.

/s/ Teri P. McClure	/s/ D. Scott Davis
Teri P. McClure	D. Scott Davis
Secretary	Chairman